UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2021

LIMBACH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Waterfront Place, Suite 201, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	LMB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

Limbach Holdings, Inc., a Delaware corporation (the “Company”) is providing the following financial update:

Preliminary Estimated Unaudited Full Year 2020 Results

Based upon preliminary estimates and information available to the Company as of the date of this Current Report on Form 8-K, the Company estimates that it will have a range of between approximately $560 million and $570 million in revenue and $23 million and $26 million in Adjusted EBITDA for the fiscal year ended December 31, 2020.

This is not a comprehensive statement of the Company’s financial results and is subject to change. The Company has provided ranges, rather than specific amounts, for the preliminary estimates of the unaudited financial data described below primarily because the Company’s financial closing procedures for the fiscal year ended December 31, 2020 are not yet complete and, as a result, the Company’s final results upon completion of its closing procedures may vary from the preliminary estimates. These estimates should not be viewed as a substitute for the Company’s full year financial statements prepared in accordance with generally accepted accounting principles in the United States (“GAAP”).

To supplement the Company’s consolidated financial statements presented on a GAAP basis, the Company uses Adjusted EBITDA, a non-GAAP financial measure. The Company defines Adjusted EBITDA as net income (loss) plus depreciation and amortization expense, interest expense, and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring that the Company believes do not reflect its core operating results. The Company believes that Adjusted EBITDA is meaningful to its investors to enhance their understanding of the Company’s financial performance for the current period and the Company’s ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. The Company understands that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare its performance with the performance of other companies that report Adjusted EBITDA. The Company’s calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing the Company’s operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes. The Company has not provided guidance for a comparable GAAP measure or a quantitative reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure because the Company is unable to determine with reasonable certainty the ultimate outcome of certain significant items necessary to calculate such measure without unreasonable effort. These items include, but are not limited to, certain non-recurring or non-core items the Company may record that could materially impact net income, such as income taxes. These items are uncertain, depend on various factors, and could have a material impact on the GAAP reported results for the period. Accordingly, undue reliance should not be placed on this preliminary estimate. These preliminary estimates are not necessarily indicative of any future period and should be read together with the sections titled “Risk Factors” and “Forward-Looking Statements,” and under similar headings in the Company’s most recent Annual Report on Form 10-K, as well as the Company’s subsequent filings on Forms 10-Q and 8-K filed with the Securities and Exchange Commission (“SEC”), as well as the Company’s financial statements, related notes and other financial information incorporated by reference into such documents.

Item 8.01 Other Events.

The disclosure set forth under Item 2.02 of this Current Report on Form 8-K above is incorporated into this Item 8.01 by reference.

Credit Facility

As the Company previously indicated, the Company continually seeks to find the most efficient sources of capital for its business. As part of those efforts, and as previously disclosed by the Company, the Company intends to pursue a potential refinancing or refinancings of the Company’s current credit facilities at a time or times when the Company believes the terms, conditions and pricing of any such a refinancing or refinancings are advantageous to it; however, no assurance can be given that the Company’s credit facilities will be refinanced or that, if refinanced, they will be on better terms than the Company’s existing credit facilities.

Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the Company’s earnings, adjusted EBITDA, revenues, expenses, backlog, capital expenditures or other future financial or business performance or strategies, results of operations or financial condition, and in particular statements regarding the Company’s intention to explore the most efficient sources of capital. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to the Company as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that the Company considers immaterial or which are unknown. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to the Company’s most recent annual report on Form 10-K, as well as the Company’s subsequent filings on Forms 10-Q and Forms 8-K, which are available on the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, INC.

By:	/s/ Jayme L. Brooks
Name: Jayme L. Brooks
Title: Chief Financial Officer

Dated: February 9, 2021